                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 9, 2005
                            ------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND

     The Annual Meeting of Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund") will be held at 2455 Corporate West Drive, Lisle, Illinois, on Monday, May 9, 2005 at 11:30 a.m., Central time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated;

          (2) Approving an amendment to the Fund's Second Amended and Restated Bylaws relating to the election of Trustees by the holders of the Fund's outstanding preferred shares; and

          (3) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           Heidemarie Gregoriev, Secretary

Pasadena, California
March 31, 2005

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 9, 2005 at 11:30 a.m., Central time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders will be asked to consider (1) the election of Peter C. Erichsen and Ronald A. Nyberg to the Board of Trustees of the Fund and (2) the approval of an amendment to the Fund's Second Amended and Restated Bylaws (the "Bylaws") relating to the election of Trustees by the holders of the Fund's outstanding preferred shares. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 4, 2005.

     The Board of Trustees has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 29,152,820 common shares of beneficial interest, no par value ("Common Shares"), and 8,200 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of the close of business on March 15, 2005, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 29,128,317 Common Shares (representing approximately 99% of the outstanding Common Shares) and all 8,200 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund as of the close of business on March 15, 2005 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Holders of the Preferred Shares ("Preferred Shareholders") and holders of Common Shares ("Common Shareholders") will vote separately by class at the Annual Meeting on the election of Peter C. Erichsen. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, will have the right to elect two Trustees of the Fund. These Trustees are currently Ronald E. Toupin, Jr. (whose term of office will expire at the 2006 annual meeting) and Ronald A. Nyberg, who will stand for re-election at the Annual Meeting. The Preferred Shareholders, voting as a single class, have the right to vote on the election of Mr. Nyberg. Pursuant to the 1940 Act, the Common Shareholders do not have the right to vote with respect to the election of Mr. Nyberg. Pursuant to the Bylaws, only the Preferred Shareholders, voting as a single class, will vote on the proposed amendment to the Bylaws. Common Shareholders and Preferred Shareholders will vote as a single class on any other matter properly brought before the Annual Meeting (except as otherwise required by the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws and applicable law). The table below summarizes the right of the Common Shareholders and Preferred Shareholders to vote with respect to the matters to come before the Annual Meeting.

PROPOSAL                                               COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
--------                                               -------------------   ----------------------
- Proposal 1: Election of Peter C. Erichsen                     X                      X
- Proposal 1: Election of Ronald A. Nyberg                                             X
- Proposal 2: Approval of an amendment to the Bylaws                                   X
  relating to the election of Trustees by the
  Preferred Shareholders

     Thirty percent (30%) of the Common Shares of the Fund entitled to vote at the Annual Meeting and thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum with respect to the election of Mr. Erichsen. Thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum with respect to the election of Mr. Nyberg and Proposal 2. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     Election of Mr. Erichsen to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Common Shares entitled to vote on the election of Mr. Erichsen and present in person or represented by proxy at the Annual Meeting and the affirmative vote of a plurality of the Preferred Shares entitled to vote on the election of Mr. Erichsen and present in person or represented by proxy at the Annual Meeting. Election of Mr. Nyberg to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Mr. Nyberg and present in person or represented by proxy at the Annual Meeting. Approval of Proposal 2 will require the affirmative vote of the lesser of (1) 67% of the Preferred Shares that are present at the Annual Meeting, if the holders of more than 50% of the Preferred Shares outstanding as of the Record Date are present or represented by proxy at the Annual Meeting, or (2) more than 50% of the Preferred Shares outstanding on the Record Date.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services (formerly, Georgeson Shareholder Communications, Inc.) ("CFS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $2,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected, but will have the effect of a negative vote on Proposal 2.

     Randolph L. Kohn, Gregory B. McShea, Heidemarie Gregoriev and Richard C. Sarhaddi, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Kohn, McShea and Sarhaddi and Ms. Gregoriev are each officers of the Fund, and Mr. Kohn is also a Trustee of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this Proxy Statement and, if applicable, for approval of an amendment to the Fund's Bylaws relating to the election of Trustees by the holders of the Fund's outstanding preferred shares. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the election of Trustees and approval of an amendment to the Fund's Bylaws, except where a different vote is required by any provision of law or the Fund's Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose term will expire at the Fund's 2007 annual meeting of shareholders; Class II, whose initial term will expire at the Annual Meeting; and Class III, whose initial term will expire at the Fund's 2006 annual meeting of shareholders. At each annual meeting beginning with the Annual Meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE                                            CLASS     EXPIRATION OF TERM IF ELECTED*
-------                                           --------   ------------------------------
Peter C. Erichsen...............................  Class II        2008 Annual Meeting
Ronald A. Nyberg................................  Class II        2008 Annual Meeting

---------------

* A Trustee shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of Messrs. Erichsen and Nyberg. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and nominees is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address (385 East

Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Messrs. Erichsen and Nyberg are nominees for election at the Annual Meeting.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------
Peter Erichsen         Nominee,        Term expires    Vice President, General           2                               250
Born in 1956           Trustee and     at the Annual   Counsel and Secretary of the
                       Chairman of     Meeting;        J. Paul Getty Trust (2001-
                       the             served since    present); Governor of the
                       Trustees(1)(2)  August 2003     Philadelphia Stock Exchange
                                                       (1999-present); Chairman of
                                                       the Philadelphia Stock
                                                       Exchange's Audit Committee
                                                       (1999-present). Formerly:
                                                       Vice President and General
                                                       Counsel of the University of
                                                       Pennsylvania (1997-2001).
Michael Larson         Trustee(1)(2)   Term expires    Chief Investment Officer for      2        Pan American             0
Born in 1959                           in 2007;        William H. Gates III (1994-                Silver Corp.
                                       served since    present). Formerly: Senior                 (silver mining,
                                       May 2004        Partner, Fixed Income of                   development and
                                                       Harris Investment Management               exploration
                                                       (1993); Chief Fixed Income                 company)
                                                       Officer of Commonwealth                    (1999-present)
                                                       Investment Counsel (1992);
                                                       Senior Portfolio Manager of
                                                       Putnam Management Company
                                                       (1989-1992); Director of
                                                       ARCO Investment Management
                                                       Company (1980-1989).

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------
Ronald A. Nyberg       Nominee and     Term expires    Principal of Ronald A.            2        Trustee of MBIA        523
Born in 1953           Trustee (1)(2)  at the Annual   Nyberg, Ltd., a law firm                   Capital/Claymore
                                       Meeting;        specializing in corporate                  Managed
                                       served since    law, estate planning and                   Duration
                                       August 2003     business transactions                      Investment
                                                       (2000-present). Formerly:                  Grade Municipal
                                                       Executive Vice President,                  Fund (2003-
                                                       General Counsel and                        present);
                                                       Corporate Secretary of Van                 Trustee of
                                                       Kampen Investments, an                     Advent Claymore
                                                       investment advisory firm                   Convertible
                                                       (1982-1999).                               Securities &
                                                                                                  Income Fund
                                                                                                  (2003-present);
                                                                                                  Trustee of
                                                                                                  Dreman/Claymore
                                                                                                  Dividend &
                                                                                                  Income Fund
                                                                                                  (2003-present);
                                                                                                  Trustee of
                                                                                                  TS&W/Claymore
                                                                                                  Tax-Advantaged
                                                                                                  Balanced Fund
                                                                                                  (2004-present);
                                                                                                  Trustee of
                                                                                                  Madison/Claymore
                                                                                                  Covered Call
                                                                                                  Fund (2004-
                                                                                                  present);
                                                                                                  Trustee of
                                                                                                  Fiduciary/Claymore
                                                                                                  MLP Opportunity
                                                                                                  Fund (2004-
                                                                                                  present);
                                                                                                  Trustee of
                                                                                                  Advent/Claymore
                                                                                                  Enhanced Growth
                                                                                                  & Income Fund
                                                                                                  (2005-present).

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------
Ronald E. Toupin, Jr.  Trustee (1)     Term expires    Formerly: Vice President,         2        Trustee of MBIA          0
Born in 1958           (2)             in 2006;        Manager and Portfolio                      Capital
                                       served since    Manager of Nuveen Asset                    /Claymore
                                       August 2003     Management, an investment                  Managed
                                                       advisory firm (1998-1999);                 Duration
                                                       Vice President and Portfolio               Investment
                                                       Manager of Nuveen Investment               Grade Municipal
                                                       Advisory Corporation, an                   Fund (2003-
                                                       investment advisory firm                   present);
                                                       (1992-1999); Vice President                Trustee of
                                                       and Manager of Nuveen Unit                 Advent Claymore
                                                       Investment Trusts                          Convertible
                                                       (1991-1998); Assistant Vice                Securities &
                                                       President and Portfolio                    Income Fund
                                                       Manager of Nuveen Unit                     (2003-present);
                                                       Trusts (1988-1990) and John                Trustee of
                                                       Nuveen & Company, Inc.                     Dreman/
                                                       (1982-1999).                               Claymore
                                                                                                  Dividend &
                                                                                                  Income Fund
                                                                                                  (2003-present);
                                                                                                  Trustee of
                                                                                                  TS&W/Claymore
                                                                                                  Tax-Advantaged
                                                                                                  Balanced Fund
                                                                                                  (2004-present);
                                                                                                  Trustee of
                                                                                                  Madison/Claymore
                                                                                                  Covered Call
                                                                                                  Fund (2004-
                                                                                                  present);
                                                                                                  Trustee of
                                                                                                  Fiduciary/Claymore
                                                                                                  MLP Opportunity
                                                                                                  Fund (2004-
                                                                                                  present);
                                                                                                  Trustee of
                                                                                                  Advent/Claymore
                                                                                                  Enhanced Growth
                                                                                                  & Income Fund
                                                                                                  (2005-present).

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------
                                                      Interested Trustees

Nicholas Dalmaso       Trustee and     Term expires    Senior Managing Director and      2        Trustee of MBIA          0
Born in 1965(3)        Nominee         in 2007;        General Counsel of Claymore                Capital/Claymore
                                       served since    Securities, Inc. Fund (2000-               Managed
                                       August 2003     present) and Claymore                      Duration
                                                       Advisors, LLC                              Investment
                                                       (2003-present); Manager of                 Grade Municipal
                                                       Claymore Fund Management                   Fund (2003-
                                                       Company LLC (2002-present);                present);
                                                       Chief Executive Officer,                   Director of
                                                       Chief Legal Officer and                    Flaherty &
                                                       Chief Compliance Officer to                Crumrine/Claymore
                                                       funds in the Claymore                      Preferred
                                                       Advisors, LLC fund complex.                Securities
                                                       Formerly: Assistant General                Income Fund
                                                       Counsel of John Nuveen and                 (2002-present);
                                                       Company, Inc. (1999-2001);                 Trustee of
                                                       Vice President and Associate               Advent Claymore
                                                       General Counsel of Van                     Convertible
                                                       Kampen Investments                         Securities &
                                                       (1992-1999).                               Income (2003-
                                                                                                  present);
                                                                                                  Trustee of
                                                                                                  Flaherty &
                                                                                                  Crumrine/Claymore
                                                                                                  Total Return
                                                                                                  Fund, Inc.
                                                                                                  (2003-present);
                                                                                                  Trustee of
                                                                                                  Dreman/Claymore
                                                                                                  Dividend &
                                                                                                  Income Fund
                                                                                                  (2003-present);
                                                                                                  Trustee of
                                                                                                  TS&W/Claymore
                                                                                                  Tax-Advantaged
                                                                                                  Balanced Fund
                                                                                                  (2004-present);
                                                                                                  Trustee of
                                                                                                  Madison/Claymore
                                                                                                  Covered Call
                                                                                                  Fund (2004-
                                                                                                  present);
                                                                                                  Trustee of
                                                                                                  Fiduciary/Claymore
                                                                                                  MLP Opportunity
                                                                                                  Fund (2004-
                                                                                                  present).

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS                     SHARES OF
                                                                                      IN FUND                        THE FUND
                                                                                      COMPLEX*         OTHER       BENEFICIALLY
                                       TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)    AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND   TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE         2005
------------           --------------  --------------  ----------------------------  ----------   ---------------  ------------
Randolph L. Kohn       Trustee and     Term expires    President of Western              2                                 0
Born in 1947(4)        President       in 2006;        Asset/Claymore U.S. Treasury
                                       served since    Inflation Protected
                                       August 2003     Securities Fund 2
                                                       (2004-present), a closed-end
                                                       fund. Formerly: Director,
                                                       Global Client Services and
                                                       Marketing of Western Asset
                                                       Management Company
                                                       (1984-2002); Director
                                                       (1996-2001) and Chairman
                                                       (2000-2001) of Arroyo Seco,
                                                       Inc.; Director of Marketing
                                                       of American Express Asset
                                                       Management(1982- 1984);
                                                       Director of Marketing of
                                                       First Asset Management
                                                       (1979-1982); Marketing
                                                       Executive of Kemper
                                                       Financial Services
                                                       (1975-1979).

---------------
(1) Member of the Audit Committee of the Board of Trustees.

(2) Member of the Governance and Nominating Committee of the Board of Trustees.

(3) Mr. Dalmaso may be deemed to be an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund's shareholder servicing agent, and his ownership interest in Claymore Group, LLC, the parent company of that entity.

(4) Mr. Kohn is an "interested person" (as defined above) of the Fund because of his position as President of the Fund and his ownership of shares of common stock of Legg Mason, Inc., the parent company of the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

 * Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Adviser serves as subadviser to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2005 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."

                                                                               AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL FUNDS OVERSEEN OR TO
                                                                               BE OVERSEEN BY TRUSTEE
                                                                                OR NOMINEE IN FAMILY
                                                     DOLLAR RANGE OF EQUITY        OF INVESTMENT
NAME OF NOMINEE                                      SECURITIES IN THE FUND          COMPANIES
---------------                                      ----------------------   ------------------------
Peter C. Erichsen..................................    $1 - $10,000               $1 - $10,000
Michael Larson.....................................        None                       None
Ronald A. Nyberg...................................    $1 - $10,000            $10,001 - $50,000
Ronald E. Toupin...................................        None                       None

                                         Interested Trustees


Nicholas Dalmaso...................................        None                       None
Randolph L. Kohn...................................        None                $10,001 - $50,000

     As of March 1, 2005, all Trustees, nominees for Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund on such date.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser, consisting of Messrs. Erichsen, Larson, Nyberg and Toupin. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Fund and, under certain circumstances, the Investment Adviser and certain affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's proxy statement dated March 31, 2004.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                          Ronald E. Toupin (Chairman)
                                          Peter C. Erichsen
                                          Michael Larson
                                          Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser, consisting of Messrs. Erichsen, Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Fund's proxy statement dated March 31, 2004. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Meetings. During 2004, the Board of Trustees held six meetings, the Audit Committee held five meetings and the Governance and Nominating Committee held three meetings. Each Trustee attended each of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings. Each Trustee attended the Fund's annual shareholder meeting in May 2004.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the Fund's shareholder servicing agent, Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Trustees of the Fund who are affiliated persons of the Fund, the Investment Adviser, or Claymore Securities, Inc. receive no salary or fees from the Fund. Effective February 2005, each other Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $2,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2004, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other fund in the same "Fund Complex."

                                                   PENSION OR                           TOTAL COMPENSATION
                               AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND AND
                           COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      ITS FUND COMPLEX
NAME OF PERSON                 THE FUND          FUND'S EXPENSES        RETIREMENT      PAID TO TRUSTEES(1)
--------------             -----------------   -------------------   ----------------   -------------------
Peter C. Erichsen........       $19,500                $0                   $0                $37,500
Michael Larson...........       $16,000                $0                   $0                $23,000
Ronald A. Nyberg.........       $18,000                $0                   $0                $34,500
Ronald E. Toupin.........       $19,500                $0                   $0                $37,500

                                                         Interested Trustees

Nicholas Dalmaso.........       $     0                $0                   $0                $     0
Randolph Kohn............       $     0                $0                   $0                $     0

---------------

(1) Includes amounts received in 2004 from the Fund and from Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, which is considered part of the same Fund Complex as the Fund.

     During 2004, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, Claymore Securities, Inc. or their respective affiliates.

     Required Vote. Election of Mr. Erichsen to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Common Shares entitled to vote on the election of Mr. Erichsen and present in person or represented by proxy at the Annual Meeting and the affirmative vote of a plurality of the Preferred Shares entitled to vote on the election of Mr. Erichsen and present in person or represented by proxy at the Annual Meeting. Election of Mr. Nyberg to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Mr. Nyberg and present in person or represented by proxy at the Annual Meeting. The Trustees unanimously recommend that shareholders vote to elect Messrs. Erichsen and Nyberg to the Board of Trustees.

                                   PROPOSAL 2

                      PROPOSAL TO AMEND THE FUND'S BYLAWS

     The Trustees of the Fund are proposing to amend a provision of the Fund's Bylaws regarding the election of Trustees by Preferred Shareholders. The 1940 Act requires that at least two Trustees of the Fund be elected by Preferred Shareholders (the "Preferred Share Trustees"). The remainder of the Trustees must be elected by the Common Shareholders and Preferred Shareholders voting together as a class. The Bylaws currently provide that the Preferred Shareholders shall be entitled, as a class, and to the exclusion of the Common Shareholders, to elect two Trustees of the Fund at any meeting of shareholders of the Fund held for the election of Trustees. This provision of the Bylaws was intended to comply with the 1940 Act's requirements regarding the election of Preferred Share Trustees. However, because of the Fund's classified board structure, not all Trustees of the Fund stand for re-election at each annual meeting. Accordingly, there is a potential ambiguity in the Bylaws as to whether
(i) Preferred Shareholders, as a class and to the exclusion of the Common Shareholders, elect only the Preferred Share Trustees or (ii) the Preferred Shareholders elect two Trustees standing for election at each meeting, as a class and to the exclusion of the Common Shareholders, regardless of whether or not such Trustees have been designated as Preferred Share Trustees. The proposed amendment to the Bylaws would clarify that the Preferred Shareholders are entitled, as a class and to the exclusion of the Common Shareholders, to elect only the two Preferred Share Trustees. A Trustee not designated as a Preferred Share Trustee would be elected by the Common Shareholders and Preferred Shareholders voting together as a class, which is consistent with applicable law and the intent of the Bylaws.

     A copy of the proposed amendment to the Bylaws is attached to this Proxy Statement as Appendix A. For a more complete understanding of Proposal 2, Preferred Shareholders should review Appendix A.

     Required Vote. Approval of Proposal 2 will require the affirmative vote of the lesser of (1) 67% of the Preferred Shares that are present at the Annual Meeting, if the holders of more than 50% of the Preferred Shares outstanding as of the Record Date are present or represented by proxy at the Annual Meeting, or
(2) more than 50% of the Preferred Shares outstanding on the Record Date. If the vote required to approve Proposal 2 is not obtained, the Fund's Bylaws will not be changed and Trustees will consider what other actions to take in the best interests of the Fund. The Trustees unanimously recommend that shareholders vote for Proposal 2.

                     INFORMATION CONCERNING THE INVESTMENT
                        ADVISER AND THE FUND'S OFFICERS

     The Investment Adviser is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
Randolph L. Kohn      Trustee and        Served since August  See "Election of                 0
Born in 1947          President          2003                 Trustees" on page 9
                                                              above.
Gregory B. McShea     Vice President     Served since August  General Counsel of               0
Born in 1965                             2003                 Western Asset
                                                              Management Company
                                                              (2003-present); Vice
                                                              President of Western
                                                              Asset/ Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).
                                                              Formerly: Associate
                                                              General Counsel and
                                                              Compliance Director,
                                                              Private Client Group of
                                                              Legg Mason Wood

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
                                                              Walker, Incorporated, a
                                                              brokerage firm ("LMWW")
                                                              (1997-2003).
Marie K. Karpinski    Treasurer and      Served since August  Vice President of LMWW           0
Born in 1949          Principal          2003                 (1992- present); Vice
                      Financial and                           President and Treasurer
100 Light Street      Accounting                              of all Legg Mason
Baltimore, MD 21202   Officer                                 retail funds, open-end
                                                              investment companies
                                                              (1986-present); Vice
                                                              President and Treasurer
                                                              of Legg Mason Charles
                                                              Street Trust, Inc., an
                                                              open-end investment
                                                              company (1998-
                                                              present); Treasurer and
                                                              Principal Financial and
                                                              Accounting Officer of
                                                              Pacific American Income
                                                              Shares, Inc.
                                                              (closed-end investment
                                                              company) (2001-
                                                              present), Western Asset
                                                              Funds, Inc.
                                                              (1990-present), Western
                                                              Asset Premier Bond Fund

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
                                                              (2001-present), and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).
                                                              Formerly: Assistant
                                                              Treasurer of Pacific
                                                              American Income Shares,
                                                              Inc. (1988-2001).
Steven M. Hill        Assistant          Served since May     Managing Director of             0
Born in 1964          Treasurer          2004                 Claymore Advisors, LLC
                                                              and Claymore
2455 Corporate                                                Securities, Inc.
West Drive                                                    (2003-present); Chief
Lisle, IL 60532                                               Financial Officer and
                                                              Treasurer or Assistant
                                                              Treasurer of all
                                                              closed-end investment
                                                              companies in the
                                                              Claymore Advisors, LLC
                                                              fund complex
                                                              (2004-present).
                                                              Formerly, Treasurer of
                                                              Henderson Global Funds
                                                              and Operations Manager
                                                              for Henderson Global
                                                              Investors (North
                                                              America) Inc.

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
                                                              (2002-2003); Managing
                                                              Director of FrontPoint
                                                              Partners LLC
                                                              (2001-2002); Vice
                                                              President of Nuveen
                                                              Investments (1999-
                                                              2001); Chief Financial
                                                              Officer of Skyline
                                                              Asset Management LP
                                                              (1999); Vice President
                                                              of Van Kampen
                                                              Investments and
                                                              Assistant Treasurer of
                                                              Van Kampen mutual funds
                                                              (1989-1999).
Erin K. Morris        Assistant          Served since August  Assistant Vice                   0
Born in 1966          Treasurer          2003                 President of LMWW
                                                              (2002- present);
100 Light Street                                              Assistant Treasurer of
Baltimore, MD 21202                                           Legg Mason Income
                                                              Trust, Inc., Legg Mason
                                                              Cash Reserve Trust,
                                                              Legg Mason Tax Exempt
                                                              Trust, Inc. (open-end
                                                              investment companies),
                                                              Legg Mason Tax-Free
                                                              Income Fund,

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
                                                              Pacific American Income
                                                              Shares, Inc., Western
                                                              Asset Funds, Inc.,
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present), and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present);
                                                              Manager, Fund
                                                              Accounting of LMWW
                                                              (2000-present).
                                                              Formerly: Assistant
                                                              Manager, Fund
                                                              Accounting of LMWW
                                                              (1993-2000).
Amy M. Olmert         Chief Compliance   Served since         Senior Vice President            0
Born in 1963          Officer            September 2004       of Legg Mason, Inc.
                                                              (2004- present); Vice
100 Light Street                                              President and Chief
Baltimore, MD 21202                                           Compliance Officer of
                                                              all Legg Mason retail
                                                              open-end investment
                                                              companies (2004-
                                                              present); Vice
                                                              President and Chief
                                                              Compliance Officer of
                                                              Legg Mason Charles
                                                              Street

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
                                                              Trust, Inc., an
                                                              open-end investment
                                                              company (2004-
                                                              present); Chief
                                                              Compliance Officer of
                                                              Western Asset Funds,
                                                              Inc., Western Asset
                                                              Premier Bond Fund,
                                                              Pacific American Income
                                                              Shares, Inc. and
                                                              Western Asset/ Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).
                                                              Formerly, Director
                                                              (2000-2003) and
                                                              Managing Director
                                                              (2003-2004) of Deutsche
                                                              Asset Management.
Heidemarie Gregoriev  Secretary          Served since May     Vice President and               0
Born in 1971                             2004                 Assistant General
                                                              Counsel of Claymore
2455 Corporate                                                Advisors, LLC and
West Drive                                                    Claymore Securities,
Lisle, IL 60532                                               Inc. (2004-present);
                                                              Secretary of all
                                                              closed-end investment
                                                              companies in the

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
    NAME AND AGE          WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
    ------------      -----------------  -------------------  -----------------------  --------------
                                                              Claymore Advisors, LLC
                                                              fund complex
                                                              (2004-present).
                                                              Previously, Legal
                                                              Counsel of Henderson
                                                              Global Investors (North
                                                              America) Inc. and
                                                              Assistant Secretary
                                                              (2001-2004) and Chief
                                                              Legal Officer
                                                              (2003-2004) of
                                                              Henderson Global Funds;
                                                              Attorney at Gardner,
                                                              Carton & Douglas (1997-
                                                              2001).
Richard C. Sarhaddi   Assistant          Served since May     Assistant Vice                   0
Born in 1974          Secretary          2004                 President and Attorney,
                                                              Claymore Advisors, LLC
2455 Corporate                                                and Claymore
West Drive                                                    Securities, Inc., and
Lisle, IL 60532                                               Assistant Secretary of
                                                              all closed-end
                                                              investment companies in
                                                              the Claymore Advisors,
                                                              LLC fund complex
                                                              (2004-present).
                                                              Formerly, Editor at CCH
                                                              Incorporated
                                                              (2003-2004).

---------------

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2006 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 4, 2006.

     Shareholders who wish to make a proposal at the 2006 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April 4, 2006.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2006 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than 60 days prior to April 4, 2006 and no later than 45 days prior to April 4, 2006.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Fund's officers and Trustees, the Investment Adviser, certain affiliates of the Investment Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2004, all such filing requirements were met, with the exception that, due to an administrative oversight, Mr. Erichsen made one late filing on Form 4 with respect to a previously unreported purchase of Common Shares.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore

U.S. Treasury Inflation Protected Securities Fund, c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 866-233-4001.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending December 31, 2005, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in each of the Fund's last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED    AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------    ----------   ------------------   --------   --------------
December 31, 2003*    $59,000          $14,000          $4,200          $0
December 31, 2004     $25,100          $ 6,400          $  900          $0

---------------

* The Fund's initial fiscal year was from September 30, 2003 through December 31, 2003.

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's financial statements for those fiscal years (the Fund's seed financial statements during the initial fiscal year) or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for that year, including a review of rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for the each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the Fund's fiscal years ended December 31, 2003 and December 31, 2004, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $883,350 and $372,631, respectively, to the

Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in August 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c).

     PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2003 and December 31, 2004.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since the Fund's inception to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          Heidemarie Gregoriev, Secretary

March 31, 2005

                                                                      APPENDIX A

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND

      PROPOSED AMENDMENT TO THE FUND'S SECOND AMENDED AND RESTATED BYLAWS

Article 12, Part I, Section 4(a) of the Bylaws currently provides:

     "One Vote Per Share of Preferred Shares. Except as otherwise provided herein or in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust, each Preferred Share entitling the holder thereof to one vote. Subject to paragraph 4(b) of this Part I, the holders of outstanding Common Shares and preferred shares, voting together as a single class, shall elect the balance of the Trustees."

     If Proposal 2 is approved by the affirmative vote of the lesser of (1) 67% of the Preferred Shares that are present at the Annual Meeting, if the holders of more than 50% of the Preferred Shares outstanding as of the Record Date are present or represented by proxy at the Annual Meeting, or (2) more than 50% of the Preferred Shares outstanding on the Record Date, Article 12, Part I, Section 4(a) of the Bylaws will be amended to read as follows:

     "One Vote Per Share of Preferred Shares. Except as otherwise provided herein or in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect a number of Trustees (which number may be zero) such that, immediately following such meeting, two Trustees of the Trust shall have been elected exclusively by holders of outstanding preferred shares, including the Preferred Shares (whether at such meeting, at a prior meeting of the shareholders, or at such meeting or a prior meeting of the shareholders with respect to one such Trustee and at a separate prior meeting of the shareholders with respect to the other such Trustee), each Preferred Share entitling the holder thereof to one vote. Subject to paragraph 4(b) of this
     Part I, the holders of outstanding Common Shares and preferred shares, voting together as a single class, shall elect the balance of the Trustees."

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This matter is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 9, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

                                   DETACH HERE
--------------------------------------------------------------------------------

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                  COMMON SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2005

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Heidemarie Gregoriev and Richard C. Sarhaddi and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 9, 2005, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




                                  DETACH HERE

[X] Please mark
    vote as in
    this example


WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

1. Election of Class II Trustee.

   (01) PETER C. ERICHSEN


      FOR [  ]          [  ] WITHHELD


With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS II TRUSTEE OF THE NOMINEE OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.

Signature: _________________________________ Date: ___________

Signature: _________________________________ Date: ___________

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND


Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Fund that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 9, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund


                                   DETACH HERE

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                                PREFERRED SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2005

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Heidemarie Gregoriev and Richard C. Sarhaddi, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 9, 2005, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                  DETACH HERE

[X]   Please mark
      votes as in
      this example

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND


1. Election of Class II Trustees.

   (01) PETER C. ERICHSEN
   (02) RONALD A. NYBERG

      FOR  [ ]          [ ] WITHHELD
      ALL               FROM ALL
      NOMINEES          NOMINEES

      [ ] For both nominees except as noted above

2. Amendment to the Fund's Second Amended and Restated Bylaws relating to the election of Trustees by the holders of the Fund's outstanding preferred shares.

      FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS II TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES AND FOR THE AMENDMENT TO THE FUND'S SECOND AMENDED AND RESTATED BYLAWS.

Please be sure to sign and date this Proxy.

Signature: _________________________________ Date: ___________

Signature: _________________________________ Date: ___________

                          [Ropes & Gray LLP letterhead]



March 31, 2005                                              Russell G. Aborn
                                                            (617) 951-7009
                                                            raborn@ropesgray.com





BY EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (File No. 811-21403)

Ladies and Gentlemen:

On behalf of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund"), we are filing today through EDGAR, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, a copy of the Fund's definitive proxy statement and definitive form of proxy relating to its May 9, 2005 annual shareholder meeting. The meeting is being called for the purposes described in the enclosed proxy statement. Copies of the proxy statement are expected to be mailed to the Fund's shareholders beginning on or about April 4, 2005.

Please direct any questions concerning this filing to the undersigned at (617) 951-7009.


Very truly yours,

/s/ Russell G. Aborn

Russell G. Aborn